UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 29, 2025
MGM Resorts International
(Exact name of Registrant as Specified in its Charter)

Delaware	001-10362	88-0215232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3600 Las Vegas Boulevard South, Las Vegas, Nevada  89109
(Address of principal executive offices – Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 693-7120
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	MGM	New York Stock Exchange	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CRF § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CRF § 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2025, MGM Resorts International, a Delaware corporation (the “Company”), entered into an amendment to the employment agreement with Corey Sanders, Chief Operating Officer of the Company (the “Amendment”), extending the term of the Employment Agreement from August 31, 2025 to December 31, 2025 for his role as Chief Operating Officer (the “COO Term”). No changes were made to Mr. Sanders’ salary, target bonus or equity eligibility during the COO Term. Following the COO Term, the Amendment provides that Mr. Sanders will continue to be employed by the Company as the Senior Advisor to the Chief Executive Officer and President through December 31, 2026 to assist the Chief Executive Officer on matters as may be requested by the Chief Executive Officer (the “Advisory Employment Term”). During the Advisory Employment Term, the Company will provide Mr. Sanders with a monthly salary of $25,000 and a potential bonus opportunity of up to $200,000. The Amendment further provides Mr. Sanders with certain other benefits, which are discussed in detail in the Amendment.

On September 5, 2025, the Company issued a press release regarding Mr. Sanders’ retirement and transition to senior advisor. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The foregoing description is not a complete description of the Amendment and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference in this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

10.1	Amendment and Modification to Employment Agreement, effective as of August 29, 2025, by and between the Company and Corey Sanders.
99.1	Press Release dated September 5, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MGM Resorts International

Date: September 5, 2025	By:	/s/ Jessica Cunningham
Name: Jessica Cunningham
Title: Senior Vice President, Legal Counsel and Assistant Secretary